                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                    | CASE NO.   03-51775 msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc  |            03-51777 msj, 03-51778 msj
       ReplayTV, Inc                    | CHAPTER 11
       Sensory Science Corporation      | MONTHLY OPERATING REPORT
                                        | (GENERAL BUSINESS CASE)
-----------------------------------------

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Mar-04               PETITION DATE:     03/21/03
                 ----------                              -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in                  $1
                                         --


                                                                     END OF CURRENT    END OF PRIOR   AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                         MONTH           MONTH           FILING
                                                                          -----       ---------            ------
    a.  Current Assets                                                 $81,853,354     $82,328,167     $167,641,723
                                                                     --------------   -------------   -------------
    b.  Total Assets                                                   $81,853,354     $82,328,167     $171,565,518
                                                                     --------------   -------------   -------------
    c.  Current Liabilities                                             $2,169,356      $2,334,494     $259,140,287
                                                                     --------------   -------------   -------------
    d.  Total Liabilities                                             $239,420,880    $239,836,018     $283,757,820
                                                                     --------------   -------------   -------------
                                                                                                        CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                      -------------    -----------    --------------

    a.  Total Receipts   (includes net cash rec'd/paid to acquirer)       $176,393     $23,246,471     $119,192,359
                                                                     --------------   -------------   -------------
    b.  Total Disbursements                                               $651,206      $1,580,774      $40,861,637
                                                                     --------------   -------------   -------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       ($474,813)    $21,665,697      $78,330,722
                                                                     --------------   -------------   -------------
    d.  Cash Balance Beginning of Month                                $81,870,416     $60,204,719       $3,064,884
                                                                     --------------   -------------   -------------
    e.  Cash Balance End of Month (c + d)                              $81,395,603     $81,870,416      $81,395,606
                                                                     --------------   -------------   -------------
                                                                                                        CUMULATIVE
                                                                      CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                       -------------    -----------    --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($59,676)    ($4,362,378)    ($88,953,643)
                                                                     --------------   -------------   -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                 $0              $0
                                                                     --------------   -------------
6.  POST-PETITION LIABILITIES                                           $2,169,356      $2,334,494
                                                                     --------------   -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                      $0              $0
                                                                     --------------   -------------


AT THE END OF THIS REPORTING MONTH:                                                        YES              NO
                                                                                           ---              --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                        X
                                                                                      -------------   --------------
9.   Have any payments been made to professionals?  (if yes, attach listing
     including date of payment, amount of payment and name of payee)                  X (Exhibit 1)
                                                                                      -------------   --------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the
     court?                                                                                 X
                                                                                      -------------   --------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                      X (Exhibit 2)
                                                                                      -------------   --------------
12.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                             X
                                                                                      -------------   --------------
13.  Are a plan and disclosure statement on file?                                                           X
                                                                                      -------------   --------------
14.  Was there any post-petition borrowing during this reporting period?                                    X
                                                                                      -------------   --------------





15.  Check if paid: Post-petition taxes  X ;    U.S. Trustee Quarterly Fees  X ;
                                        ---                                 ---
     Check if filing is current for: Post-petition tax reporting and tax
     returns:     2002 tax return preparation is in progress
              ---

     (Attach explanation, if post-petition taxes or U.S. Trustee
     Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)



I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:
     ----------------------------        ---------------------------------------
                                         Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/04


  ASSETS

                                                                     FROM SCHEDULES     MARKET VALUE
                                                                     --------------   ---------------
     CURRENT ASSETS
 1      Cash and cash equivalents - unrestricted                                         $80,698,758
                                                                                      ---------------
 2      Cash and cash equivalents - restricted                                              $696,845
                                                                                      ---------------
 3      Accounts receivable (net)                                           A                     $0
                                                                                      ---------------
 4      Inventory                                                           B                     $0
                                                                                      ---------------
 5      Prepaid expenses                                                                    $457,751
                                                                                      ---------------
 6      Professional retainers
                                                                                      ---------------
 7      Other:
                     ----------------------------------------------                   ---------------
 8
        -----------------------------------------------------------                   ---------------
 9                   TOTAL CURRENT ASSETS                                                $81,853,354
                                                                                      ---------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)
10      Real property                                                       C                     $0
                                                                                      ---------------
11      Machinery and equipment                                             D                     $0
                                                                                      ---------------
12      Furniture and fixtures                                              D                     $0
                                                                                      ---------------
13      Office equipment                                                    D                     $0
                                                                                      ---------------
14      Leasehold improvements                                              D                     $0
                                                                                      ---------------
15      Vehicles                                                            D                     $0
                                                                                      ---------------
16      Other:                                                              D
                     ----------------------------------------------                   ---------------
17                                                                          D
        -----------------------------------------------------------                   ---------------
18                                                                          D
        -----------------------------------------------------------                   ---------------
19                                                                          D
        -----------------------------------------------------------                   ---------------
20                                                                          D
        -----------------------------------------------------------                   ---------------
21                   TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                      ---------------
     OTHER ASSETS
22      Loans to shareholders
                                                                                      ---------------
23      Loans to affiliates
                                                                                      ---------------
24
        -----------------------------------------------------------                   ---------------
25
        -----------------------------------------------------------                   ---------------
26
        -----------------------------------------------------------                   ---------------
27
        -----------------------------------------------------------                   ---------------
28                   TOTAL OTHER ASSETS                                                           $0
                                                                                      ---------------
29                   TOTAL ASSETS                                                        $81,853,354
                                                                                      ===============

  NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


     LIABILITIES FROM SCHEDULES

        POST-PETITION

           CURRENT LIABILITIES
30            Salaries and wages                                                                             $88,029
                                                                                                      ---------------
31            Payroll taxes
                                                                                                      ---------------
32            Real and personal property taxes
                                                                                                      ---------------
33            Income taxes
                                                                                                      ---------------
34            Sales taxes
                                                                                                      ---------------
35            Notes payable (short term)
                                                                                                      ---------------
36            Accounts payable (trade)                                                        A           $1,704,939
                                                                                                      ---------------
37            Real property lease arrearage
                                                                                                      ---------------
38            Personal property lease arrearage
                                                                                                      ---------------
39            Accrued professional fees
                                                                                                      ---------------
40            Current portion of long-term post-petition debt (due within 12 months)
                                                                                                      ---------------
41            Other:    Payable to acquirer of sold/discontinued product lines                              $376,388
                        --------------------------------------------------------------                ---------------
42
              ------------------------------------------------------------------------                ---------------
43
              ------------------------------------------------------------------------                ---------------
44            TOTAL CURRENT LIABILITIES                                                                   $2,169,356
                                                                                                      ---------------
45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      ---------------
46            TOTAL POST-PETITION LIABILITIES                                                             $2,169,356
                                                                                                      ---------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47            Secured claims                                                                  F                   $0
                                                                                                      ---------------
48            Priority unsecured claims                                                       F                   $0
                                                                                                      ---------------
49            General unsecured claims                                                        F                   $0
                                                                                                      ---------------
50            TOTAL PRE-PETITION LIABILITIES                                                            $237,251,524
                                                                                                      ---------------
51            TOTAL LIABILITIES                                                                         $239,420,880
                                                                                                      ---------------
     EQUITY (DEFICIT)
52         Retained Earnings/(Deficit) at time of filing                                               ($644,469,546)
                                                                                                      ---------------
53         Capital Stock                                                                                $419,094,388
                                                                                                      ---------------
54         Additional paid-in capital                                                                   $156,761,274
                                                                                                      ---------------
55         Cumulative profit/(loss) since filing of case                                                ($88,953,642)
                                                                                                      ---------------
56         Post-petition contributions/(distributions) or (draws)
                                                                                                      ---------------
57
              ------------------------------------------------------------------------                ---------------
58         Market value adjustment
                                                                                                      ---------------
59            TOTAL EQUITY (DEFICIT)                                                                   ($157,567,526)
                                                                                                      ---------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                              $81,853,354
                                                                                                      ===============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE



                                               ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
Receivables and Payables Agings              [PRE AND POST PETITION]    [POST PETITION]    POST PETITION DEBT
                                             -----------------------   -----------------   ------------------
       0 -30 Days                                                 $0         $1,704,939
                                             ------------------------  -----------------
       31-60 Days                                                 $0
                                             ------------------------  -----------------
       61-90 Days                                                 $0                                      $0
                                             ------------------------  -----------------   ------------------
       91+ Days                                             $595,070
                                             ------------------------  -----------------
       Total accounts receivable/payable                    $595,070         $1,704,939
                                             ------------------------  =================
       Allowance for doubtful accounts                      $595,070
                                             ------------------------
       Accounts receivable (net)                                  $0
                                             ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                                COST OF GOODS SOLD
----------------------------------                                                ------------------
                                             INVENTORY(IES)
                                               BALANCE AT
                                              END OF MONTH         INVENTORY BEGINNING OF MONTH                 $0
                                                                                                       ------------
                                                                   Add -
       Retail/Restaurants -                                          Net purchase
                                                                                                       ------------
         Product for resale                             $0           Direct labor
                                             --------------                                            ------------
                                                                     Manufacturing overhead
                                                                                                       ------------
       Distribution -                                                Freight in
                                                                                                       ------------
         Products for resale                                         Other:
                                             --------------                                            ------------
                                                                                                                $0
                                                                   -------------------------------     ------------
       Manufacturer -
                                                                   -------------------------------     ------------
         Raw Materials
                                             --------------
         Work-in-progress                                          Less -
                                             --------------
         Finished goods                                              Inventory End of Month                     $0
                                             --------------                                            ------------
                                                                     Shrinkage
                                                                                                       ------------
       Other - Explain                                               Personal Use
                                             --------------                                            ------------

       ---------------------------------
                                                                   Cost of Goods Sold                           $0
       ---------------------------------                                                               ============
           TOTAL                                        $0
                                             ==============

       METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
       Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
                Yes                   No
                    ---------            -----------
       How often do you take a complete physical inventory?        Valuation methods -
                                                                       FIFO cost
                                                                                                       -----
         Weekly                                                        LIFO cost
                            ------------                                                               -----
         Monthly                                                       Lower of cost or market
                            ------------                                                               -----
         Quarterly                                                     Retail method
                            ------------                                                               -----
         Semi-annually                                                 Other
                            ------------                                                               -----
         Annually                                                        Explain
                            ------------

Date of last physical inventory was
                                     ----------------------        ------------------------------------------------

                                                                   ------------------------------------------------
Date of next physical inventory is
                                     ----------------------        ------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST             MARKET VALUE
                                                                       ----             ------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                            COST             MARKET VALUE
                                                                       ----             ------------
Machinery & Equipment -

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================
Furniture & Fixtures -

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================
Office Equipment -

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================
Leasehold Improvements -

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================
Vehicles -

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------

          -----------------------------------                      -------------      -----------------
          Total                                                              $0                     $0
                                                                   =============      =================

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended    03/31/04
                                                ----------------

               CURRENT MONTH
-------------------------------------------
                                                                                                       CUMULATIVE      NEXT MONTH
   ACTUAL         FORECAST       VARIANCE                                                            (CASE TO DATE)      FORECAST
   ------         --------       --------                                                            --------------      --------
                                                          REVENUES:
          $0                            $0      1   Gross Sales                                         $7,257,704
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0      2   less: Sales Returns & Allowances                    $4,063,280
-------------   ------------   ------------                                                         ---------------   -------------
                         $0             $0      3   Net Sales                                           $3,194,424              $0
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0      4   less: Cost of Goods Sold     (Schedule 'B')         $2,236,107
-------------   ------------   ------------                                                         ---------------   -------------
                         $0             $0      5   Gross Profit                                          $958,317              $0
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0      6   Interest                                                    $0
-------------   ------------   ------------                                                         ---------------   -------------
          $0                            $0      7   Other Income:                                       $3,438,071
-------------   ------------   ------------                            --------------------------   ---------------   -------------
          $0                            $0      8   Gain or (Loss) on UMC sales                       ($16,535,860)
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0      9                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
          $0             $0             $0     10       TOTAL REVENUES                                ($12,139,472)             $0
-------------   ------------   ------------                                                         ---------------   -------------
                                                  EXPENSES:
     $10,688                      ($10,688)    11   Compensation to Owner(s)/Officer(s)                   $508,776
-------------   ------------   ------------                                                         ---------------   -------------
     $23,206                      ($23,206)    12   Salaries                                            $1,489,336
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     13   Commissions                                                 $0
-------------   ------------   ------------                                                         ---------------   -------------
      $3,873                       ($3,873)    14   Contract Labor                                        $178,666
-------------   ------------   ------------                                                         ---------------   -------------
                                                    Rent/Lease:
                                        $0     15       Personal Property                                   $8,533
-------------   ------------   ------------                                                         ---------------   -------------
      $2,000                       ($2,000)    16       Real Property                                     $993,738
-------------   ------------   ------------                                                         ---------------   -------------
     ($3,943)                       $3,943     17   Insurance                                           $2,462,885
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     18   Management Fees                                             $0
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     19   Depreciation                                          $159,065
-------------   ------------   ------------                                                         ---------------   -------------
                                                    Taxes:
      $2,359                       ($2,359)    20       Employer Payroll Taxes                            $317,237
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     21       Real Property Taxes                                $12,760
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     22       Other Taxes                                       ($26,493)
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     23   Other Selling                                         $931,305
-------------   ------------   ------------                                                         ---------------   -------------
     $14,136                      ($14,136)    24   Other Administrative                                  $491,503
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     25   Interest                                              $777,750
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     26   Other Expenses:    amortization                     $1,461,364
-------------   ------------   ------------                            --------------------------   ---------------   -------------
                                        $0     27                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     28                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     29                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     30                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     31                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     32                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     33                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
                                        $0     34                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
     $52,319             $0       ($52,319)    35       TOTAL EXPENSES                                  $9,766,425              $0
-------------   ------------   ------------                                                         ---------------   -------------
    ($52,319)            $0       ($52,319)    36 SUBTOTAL                                            ($21,905,897)             $0
-------------   ------------   ------------                                                         ---------------   -------------
                                                  REORGANIZATION ITEMS:
   ($180,000)                     $180,000     37   Professional Fees                                  ($5,129,129)
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     38   Provisions for Rejected Executory Contracts                 $0
-------------   ------------   ------------                                                         ---------------   -------------
      $6,319                        $6,319     39   Interest Earned on Accumulated Cash from               $46,017
-------------   ------------   ------------                                                         ---------------   -------------
                                                    Resulting Chp 11 Case                                       $0
                                                                                                    ---------------   -------------
    $172,074                      $172,074     40   Gain or (Loss) from Sale of Equipment             ($61,927,884)
-------------   ------------   ------------                                                         ---------------   -------------
     ($5,750)                       $5,750     41   U.S. Trustee Quarterly Fees                           ($36,750)
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     42                                                               $0
-------------   ------------   ------------       -----------------------------------------------   ---------------   -------------
     ($7,357)            $0        ($7,357)    43        TOTAL REORGANIZATION ITEMS                   ($67,047,746)             $0
-------------   ------------   ------------                                                         ---------------   -------------
    ($59,676)            $0       ($59,676)    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($88,953,643)             $0
-------------   ------------   ------------                                                         ---------------   -------------
                                        $0     45   Federal & State Income Taxes
-------------   ------------   ------------                                                         ---------------   -------------
    ($59,676)            $0       ($59,676)    46 NET PROFIT (LOSS)                                   ($88,953,643)             $0
=============   ============   ============                                                         ===============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS           31-60 DAYS           61-90 DAYS          91+ DAYS            TOTAL
                                        ---------           ----------           ----------          --------            -----
FEDERAL
       Income Tax Withholding                                                                                                    $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       FICA - Employee                                                                                                           $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       FICA - Employer                                                                                                           $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Unemployment (FUTA)                                                                                                       $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Income                                                                                                                    $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Other (Attach List)                                                                                                       $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
TOTAL FEDERAL TAXES                                $0                   $0                  $0                $0                 $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
STATE AND LOCAL
       Income Tax Withholding                                                                                                    $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Unemployment (UT)                                                                                                         $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Disability Insurance (DI)                                                                                                 $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Empl. Training Tax (ETT)                                                                                                  $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Sales                                                                                                                     $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Excise                                                                                                                    $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Real property                                                                                                             $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Personal property                                                                                                         $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Income                                                                                                                    $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
       Other (Attach List)                                                                                                       $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
TOTAL STATE & LOCAL TAXES                          $0                   $0                  $0                $0                 $0
                                    ------------------   ------------------   -----------------   ---------------   ----------------
TOTAL TAXES                                        $0                   $0                  $0                $0                 $0
                                    ==================   ==================   =================   ===============   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                             CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT             AMOUNT (b)
-------------------------------------------                                  ------             ----------
       Secured claims  (a)
                                                                        -----------------    ---------------
       Priority claims other than taxes
                                                                        -----------------    ---------------
       Priority tax claims
                                                                        -----------------    ---------------
       General unsecured claims
                                                                        -----------------    ---------------

      (a)   List total amount of claims even it under secured.
      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                  ACCOUNT 1            ACCOUNT 2           ACCOUNT 3          ACCOUNT 4
                                                  ---------            ---------           ---------          ---------
Bank
                                              ------------------   ------------------   -----------------   ---------------
Account Type
                                              ------------------   ------------------   -----------------   ---------------
Account No.
                                              ------------------   ------------------   -----------------   ---------------
Account Purpose
                                              ------------------   ------------------   -----------------   ---------------
Balance, End of Month
                                              ------------------   ------------------   -----------------   ---------------
Total Funds on Hand for all Accounts                         $0
                                              ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                     FOR THE MONTH ENDED
                                        ----------------

                                                                                             Actual                 Cumulative
                                                                                         Current Month            (Case to Date)
                                                                                         -------------            --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                       -----------------         ----------------
2           Cash Received from Sales                                                                 $0
                                                                                       -----------------         ----------------
3           Interest Received                                                                        $0
                                                                                       -----------------         ----------------
4           Borrowings
                                                                                       -----------------         ----------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                       -----------------         ----------------
6           Capital Contributions
                                                                                       -----------------         ----------------
7
            -------------------------------------------------------------------        -----------------         ----------------
8
            -------------------------------------------------------------------        -----------------         ----------------
9
            -------------------------------------------------------------------        -----------------         ----------------
10
            -------------------------------------------------------------------        -----------------         ----------------
11
            -------------------------------------------------------------------        -----------------         ----------------
12                TOTAL CASH RECEIPTS                                                                $0                       $0
                                                                                       -----------------         ----------------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                                    0
                                                                                       -----------------         ----------------
14          Selling                                                                                  $0
                                                                                       -----------------         ----------------
15          Administrative                                                                           $0
                                                                                       -----------------         ----------------
16          Capital Expenditures
                                                                                       -----------------         ----------------
17          Principal Payments on Debt
                                                                                       -----------------         ----------------
18          Interest Paid                                                                            $0
                                                                                       -----------------         ----------------
            Rent/Lease:
19                Personal Property
                                                                                       -----------------         ----------------
20                Real Property
                                                                                       -----------------         ----------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                       -----------------         ----------------
22                Draws
                                                                                       -----------------         ----------------
23                Commissions/Royalties
                                                                                       -----------------         ----------------
24                Expense Reimbursements
                                                                                       -----------------         ----------------
25                Other
                                                                                       -----------------         ----------------
26          Salaries/Commissions (less employee withholding)
                                                                                       -----------------         ----------------
27          Management Fees
                                                                                       -----------------         ----------------
            Taxes:
28                Employee Withholding
                                                                                       -----------------         ----------------
29                Employer Payroll Taxes
                                                                                       -----------------         ----------------
30                Real Property Taxes
                                                                                       -----------------         ----------------
31                Other Taxes
                                                                                       -----------------         ----------------
32          Other Cash Outflows:
                                                                                       -----------------         ----------------
33
                  -------------------------------------------------------------        -----------------         ----------------
34
                  -------------------------------------------------------------        -----------------         ----------------
35
                  -------------------------------------------------------------        -----------------         ----------------
36
                  -------------------------------------------------------------        -----------------         ----------------
37
                  -------------------------------------------------------------        -----------------         ----------------
38                TOTAL CASH DISBURSEMENTS:                                                          $0                       $0
                                                                                       -----------------         ----------------
39   NET INCREASE (DECREASE) IN CASH                                                                 $0                       $0
                                                                                       -----------------         ----------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                       -----------------         ----------------
41   CASH BALANCE, END OF PERIOD                                                                     $0                       $0
                                                                                       =================         ================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                             FOR THE MONTH ENDED   03/31/04
                                                -------------

                                                                                                      ACTUAL           CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                        CURRENT MONTH      (CASE TO DATE)
                                                                                                  -------------      --------------
1           Cash Received from Sales                                                                                    $7,938,565
                                                                                                -----------------  ----------------
2           Rent/Leases Collected                                                                                         $580,159
                                                                                                -----------------  ----------------
3           Interest Received & Other                                                                                     $113,217
                                                                                                -----------------  ----------------
4           Cash Paid to Suppliers                                                                       $99,000        $1,638,489
                                                                                                -----------------  ----------------
5           Cash Paid for Selling Expenses                                                                                $821,150
                                                                                                -----------------  ----------------
6           Cash Paid for Administrative Expenses                                                        $15,734          $662,560
                                                                                                -----------------  ----------------
            Cash Paid for Rents/Leases:
                                                                                                                   ----------------
7               Personal Property                                                                                          $28,009
                                                                                                -----------------  ----------------
8               Real Property                                                                           $252,000        $1,268,747
                                                                                                -----------------  ----------------
9           Cash Paid for Interest                                                                                              $0
                                                                                                -----------------  ----------------
10          Cash Paid for Net Payroll and Benefits                                                       $15,214        $1,727,011
                                                                                                -----------------  ----------------
            Cash Paid to Owner(s)/Officer(s)                                                                                    $0
                                                                                                                   ----------------
11              Salaries                                                                                  $8,000          $470,211
                                                                                                -----------------  ----------------
12              Draws                                                                                                           $0
                                                                                                -----------------  ----------------
13              Commissions/Royalties                                                                                           $0
                                                                                                -----------------  ----------------
14              Expense Reimbursements                                                                                          $0
                                                                                                -----------------  ----------------
15              Other                                                                                                           $0
                                                                                                -----------------  ----------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                     $0
                                                                                                                   ----------------
16              Employer Payroll Tax                                                                      $2,403          $180,798
                                                                                                -----------------  ----------------
17              Employee Withholdings                                                                                           $0
                                                                                                -----------------  ----------------
18              Real Property Taxes                                                                                             $0
                                                                                                -----------------  ----------------
19              Other Taxes (includes withholding taxes paid on UMC shares)                                             $3,242,465
                                                                                                -----------------  ----------------
20          Cash Paid for General Expenses                                                                $8,855          $821,780
                                                                                                -----------------  ----------------
21              Rebates                                                                                                   $600,459
            --------------------------------------------------------------------------------    -----------------  ----------------
22
            --------------------------------------------------------------------------------    -----------------  ----------------
23
            --------------------------------------------------------------------------------    -----------------  ----------------
24
            --------------------------------------------------------------------------------    -----------------  ----------------
25
            --------------------------------------------------------------------------------    -----------------  ----------------
26
            --------------------------------------------------------------------------------    -----------------  ----------------

27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS           ($401,206)      ($2,829,738)
                                                                                                -----------------  ----------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                                      $6,319           $46,017
                                                                                                -----------------  ----------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                          $250,000        $4,805,572
                                                                                                -----------------  ----------------
30          U.S. Trustee Quarterly Fees                                                                                    $31,000
                                                                                                -----------------  ----------------
31A         KERP/PTO & Severance payments                                                                               $3,000,000
                                                                                                -----------------  ----------------
31B         Net cash (received)/paid related to sold/discontinued product lines                           $2,000         ($509,013)
            --------------------------------------------------------------------------------    -----------------------------------

32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       ($245,681)      ($7,281,542)
                                                                                                -----------------------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       ($646,887)     ($10,111,280)
                                                                                                -----------------  ----------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                                                $0
                                                                                                -----------------  ----------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                     $172,074       $45,163,129
                                                                                                -----------------  ----------------
36          Proceeds from UMC sales                                                                                    $64,842,259
            --------------------------------------------------------------------------------    -----------------------------------

37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $172,074      $110,005,388
                                                                                                -----------------------------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                                                    $0
                                                                                                -----------------  ----------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                                                       $0
                                                                                                -----------------  ----------------
40          Capital Contributions                                                                                               $0
                                                                                                -----------------  ----------------
41          Principal Payments                                                                                $0       $21,563,386
                                                                                                -----------------  ----------------
42                                                                                                                              $0
            --------------------------------------------------------------------------------    -----------------------------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0      ($21,563,386)
                                                                                                -----------------------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             ($474,813)      $78,330,722
                                                                                                -----------------  ----------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $81,870,416        $3,064,884
                                                                                                -----------------------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $81,395,603       $81,395,606
                                                                                                ===================================

SONICblue, Inc                                                         Exhibit 1
Professional payments

-------------------------------------------------------------------------
Name                                             Date           Total
-------------------------------------------------------------------------
Pillsbury Winthrop LLP                        3/30/2004      $250,000.00

-------------------------------------------------------------------------
Total                                                        $250,000.00
=========================================================================

SONICblue, Inc                                                         Exhibit 2
Payments to Officers

------------------------------------------------------------------------------
Name                                  3/5/2004      3/19/2004         Total
------------------------------------------------------------------------------
Smith, Marcus                        $4,000.00      $4,000.00       $8,000.00

------------------------------------------------------------------------------
Total                                                               $8,000.00
==============================================================================